UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2016

CROWN HOLDINGS, INC.
 (Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way
Philadelphia, Pennsylvania 19154-4599
(215) 698-5100
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 29, 2016, following approval by the Board of Directors (the “Board”), Crown Holdings, Inc. (the “Company”) amended and restated its By-Laws in their entirety (as so amended and restated, the “By-Laws”) to implement “proxy access.” Article I, Section 12 has been added to the By-Laws to permit a shareholder, or a group of up to 20 shareholders, owning shares of the outstanding stock of the Company representing at least 3% of the votes entitled to be cast on the election of directors, and owning such shares continuously for at least three years, to nominate and include in the Company’s proxy materials director candidates constituting the greater of two and 20% of the Board, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in the By-Laws. These requirements include, among others, that the shareholder deliver notice of the nominee not less than 120 days nor more than 150 days prior to the anniversary of the date the Company’s proxy statement for its previous annual meeting of shareholders was first released to shareholders and, if the nominee was a nominee for any of the last two annual meetings, such nominee receiving at least 10% of the votes cast in favor of such nominee at such meeting. In addition, the calculation of shares owned by a shareholder for purposes of utilizing “proxy access” allows for the inclusion of loaned shares, provided, that the shareholder recalls such loaned shares within five business days of being notified that such shareholder’s nominee will be included in the Company’s proxy materials (the shareholder is not required to own shares under the proxy access provisions after the date of the annual meeting). Consistent with other provisions of the Company’s By-Laws, a proxy access nominee is not prohibited from receiving compensation from third parties. The “proxy access” provisions cannot be utilized if a nomination has been made under the Company’s advance notice By-Law.

In addition to the changes described above, the amended By-Laws include certain clarifications and updates to accommodate the “proxy access” By-Law. The foregoing summary description is qualified in its entirety by reference to the “Crown Holdings, Inc. By-Laws, Amended and Restated as of January 29, 2016” a copy of which is attached hereto as Exhibit 3.ii and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit	Description
3.ii	Crown Holdings, Inc. By-Laws, Amended and Restated as of January 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2016	CROWN HOLDINGS, INC.

By:	/s/ David A. Beaver
Name:	David A. Beaver
Title:	Vice President and Corporate Controller

EXHIBIT INDEX

(d) Exhibits:

Exhibit 3.ii	Crown Holdings, Inc. By-Laws, Amended and Restated as of January 29, 2016.

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